ARROW ELECTRONICS, INC. 9151 EAST PANORAMA CIRCLE CENTENNIAL, CO 80112 303-824-4000	NEWS

Exhibit 99.1

Arrow Electronics Reports Record Quarterly Revenue and EPS

--Total Revenue of $10.7 billion, up 39% Year-over-Year, Above High End of Guidance--

--Diluted EPS of $6.17 and Non-GAAP Diluted EPS of $6.22, Both Above High End of Guidance--

CENTENNIAL, Colo.--(BUSINESS WIRE)- Nov. 5, 2026--Arrow Electronics, Inc. (NYSE:ARW) today announced financial results for its third quarter of 2026.

“Arrow delivered record quarterly revenue and EPS in the third quarter, with strong momentum across both our Global Components and Global Enterprise Computing Solutions businesses, demonstrating the power of our diversified business model,” said Bill Austen, Arrow’s interim chief executive officer. “Global Components continues to benefit from broad-based demand across geographies, customer segments and industry verticals, with a growing backlog and book-to-bill ratios well above parity. Global Enterprise Computing Solutions also experienced robust demand as customers continue to modernize their technology environments through investments in AI, cloud, cybersecurity and hybrid infrastructure solutions.”

“These results reflect the strength of our scalable operating model, disciplined execution and continued focus on expanding higher-margin, value-added services. We remain committed to strengthening our competitive position and broadening our capabilities to capture attractive growth opportunities. Supported by our solid financial foundation and disciplined approach to capital allocation, we are confident that Arrow is well positioned to deliver sustainable, profitable growth and create long-term value for all of our stakeholders.”

Arrow Consolidated
	Quarter Ended			Nine Months Ended
	October 3,	September 27,		October 3,	September 27,
(in millions except per share data)	2026	2025	Change	2026	2025	Change
Consolidated sales	$10,718	$7,713	39%	$30,184	$22,107	37%
Net income attributable to shareholders	318	109	192%	826	377	119%
Net income per diluted share	6.17	2.09	196%	15.97	7.19	122%
Non-GAAP net income attributable to shareholders (1)	321	126	155%	874	348	151%
Non-GAAP net income per diluted share (1)	6.22	2.41	158%	16.89	6.64	154%

In the third quarter of 2026, sales increased 39 percent year over year on both an actual and constant currency basis. Changes in foreign currencies had a negative impact of $10.3 million on sales and a positive impact of $0.02 on earnings per share on a diluted basis compared to the third quarter of 2025.

Global Components
	Quarter Ended			Nine Months Ended
	October 3,	September 27,		October 3,	September 27,
(in millions)	2026	2025	Change	2026	2025	Change
Global Components sales	$7,943	$5,556	43%	$21,949	$15,619	41%
Global Components operating income	413	197	109%	1,173	556	111%
Global Components non-GAAP operating income (1)	413	199	107%	1,175	561	109%

In the third quarter of 2026, Global Components sales increased 43 percent year over year on both an actual and constant currency basis. Americas Components third-quarter sales increased 58 percent year over year. EMEA Components third-quarter sales increased 41 percent year over year and increased 42 percent year over year on a constant currency basis. Asia-Pacific Components third-quarter sales increased 33 percent year over year.

1

ARROW ELECTRONICS, INC. 9151 EAST PANORAMA CIRCLE CENTENNIAL, CO 80112 303-824-4000	NEWS

Global Enterprise Computing Solutions ("ECS")
	Quarter Ended			Nine Months Ended
	October 3,	September 27,		October 3,	September 27,
(in millions)	2026	2025	Change	2026	2025	Change
Global ECS sales	$2,775	$2,156	29%	$8,235	$6,487	27%
Global ECS operating income	98	64	54%	287	238	21%
Global ECS non-GAAP operating income (1)	99	65	53%	290	241	20%

In the third quarter of 2026, Global ECS sales increased 29 percent year over year and increased 30 percent year over year on a constant currency basis. Global ECS gross billings increased 14 percent year over year. Global ECS third-quarter operating income increased 54 percent and non-GAAP operating income increased 53 percent year over year. EMEA ECS third-quarter sales increased 30 percent year over year and increased 32 percent year over year on a constant currency basis. Americas ECS third-quarter sales increased 27 percent year over year.

Other Financial Information

In the third quarter of 2026, Arrow used $441 million of cash flow from operations, primarily due to working capital investments to support customer demand. The company also repurchased $93 million of shares during the third quarter.

1 A reconciliation of non-GAAP financial measures to GAAP financial measures is presented in the reconciliation tables included herein.

2

Fourth-Quarter 2026 Outlook

●	Consolidated sales of $11.55 billion to $12.15 billion, with Global Components sales of $8.15 billion to $8.55 billion, and Global ECS sales of $3.40 billion to $3.60 billion
●	Net income per share on a diluted basis of $6.25 to $6.45, and non-GAAP net income per share on a diluted basis of $7.00 to $7.20
●	Average tax rate in the range of 23 percent to 25 percent
●	Interest expense of approximately $50 million
●	Changes in foreign currencies to decrease sales by approximately $88 million, and earnings per share on a diluted basis by $0.14 compared to the fourth quarter of 2025
●	Changes in foreign currencies to decrease quarter-over-quarter growth in sales by $86 million, and earnings per share on a diluted basis to decrease by $0.07 compared to the third quarter of 2026

Fourth-Quarter 2026 GAAP to non-GAAP Outlook Reconciliation
NON-GAAP SALES RECONCILIATION
	Quarter Ended			Quarter Ended
	December 31,	December 31,		December 31,	October 3,
(in billions)	2026	2025	% Change	2026	2026	% Change

Global Components sales, GAAP	$8.15 - 8.55	$5.88	39% - 45%	$8.15 - 8.55	$7.94	3% - 8%
Impact of changes in foreign currencies	—	(0.02)		—	(0.04)
Global Components sales, constant currency	$8.15 - 8.55	$5.86	39% - 46%	$8.15 - 8.55	$7.90	3% - 8%

Global ECS sales, GAAP	$3.40 - 3.60	$2.86	19% - 26%	$3.40 - 3.60	$2.78	23% - 30%
Impact of changes in foreign currencies	—	(0.06)		—	(0.04)
Global ECS sales, constant currency	$3.40 - 3.60	$2.80	21% - 29%	$3.40 - 3.60	$2.74	24% - 31%

NON-GAAP EARNINGS RECONCILIATION
	Reported	Intangible amortization	Restructuring &
	GAAP measure	expense	integration charges	Non-GAAP measure
Net income per diluted share	$6.25 to $6.45	$0.07	$0.68	$7.00 to $7.20

3

Earnings Presentation

Please refer to the earnings presentation, which can be found at investor.arrow.com, as a supplement to the company’s earnings release. The company may use this website as a means of disclosing material, non-public information and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor the website noted above, in addition to following the company’s press releases, SEC filings, and public conference calls and webcasts.

Webcast and Conference Call Information

Arrow Electronics will host a conference call to discuss third-quarter 2026 financial results on Nov. 5, 2026, at 8:30 a.m. ET.

A live webcast of the conference call will be available via the events section of investor.arrow.com or by accessing the webcast link directly at https://events.q4inc.com/attendee/511113055. Shortly after the conclusion of the conference call, a webcast replay will be available on the Arrow website for one year.

About Arrow Electronics

Arrow Electronics (NYSE:ARW) sources and engineers technology solutions for thousands of leading manufacturers and service providers. With global 2025 sales of $30.9 billion, Arrow’s portfolio enables technology across major industries and markets. Learn more at arrow.com.

Key Business Metrics

Management uses gross billings as an operational metric to monitor operating performance of its Global ECS reportable segment, including sales performance by geographic region, as it provides meaningful supplemental information in evaluating the overall performance of the Global ECS business. The company uses this key metric to develop financial forecasts, make strategic decisions, and prepare and approve annual budgets. Gross billings represents amounts invoiced to customers for goods and services during a specified period and does not include the impact of recording sales on a net basis or sales adjustments, such as trade discounts and other allowances. The use of gross billings has certain limitations as an analytical tool and should not be considered in isolation or as a substitute for revenue.

Information Relating to Forward-Looking Statements

This press release includes “forward-looking statements,” as the term is defined under the federal securities laws. Forward-looking statements are those statements which are not statements of historical or current fact. These forward-looking statements can be identified by forward-looking words such as “expects,” “anticipates,” “intends,” “plans,” “may,” “will,” “would,” “could,” “believes,” “seeks,” “projected,” “potential,” “estimates,” and similar expressions. These forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which could cause actual results or facts to differ materially from such statements for a variety of reasons, including, but not limited to: unfavorable economic conditions or changes, including those that may occur in connection with recession, inflation, tax rates, foreign currency exchange rates, or the availability of capital; impacts of military conflict and sanctions; political instability and changes; trade protection measures, tariffs, increased trade tensions, trade agreements and policies, and other restrictions, duties, and value-added taxes, and the associated macroeconomic impacts; disruptions, shortages, or inefficiencies in the supply chain; non-compliance with certain laws, regulations, or executive orders, such as trade, export, antitrust, and anti-corruption laws, or regulatory restrictions relating to the company or its subsidiaries or the permissibility of third-parties to transact therewith; the inability to realize sufficient sales to cover non-cancellable purchase obligations under certain ECS distribution agreements; changes in product supply, pricing, and customer demand; increased profit-margin pressure resulting from industry conditions, competition, or other factors; other vagaries in the Global Components and the Global ECS markets; management transitions; changes to applicable laws, regulations, executive orders, or rules relating to government contractors and the resulting legal and reputational exposure, including but not limited to those relating to artificial intelligence, environmental, social, governance, cybersecurity, and data privacy issues; changes in relationships with key suppliers; commercial disputes, patent infringement claims, product liability lawsuits, or other legal proceedings; foreign tax and other loss contingencies; failure, disruption, or compromise of the company’s information systems or those of a third-party service provider, including unauthorized use or disclosure of company, supplier, or customer information; outbreaks, epidemics, pandemics, or public health crises; the effects of natural or man-made catastrophic events; and the company’s ability to generate positive cash flow. For a further discussion of these and other factors that could cause the company's future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the company's most recent Quarterly Report on Form 10-Q and the company's most recent Annual Report on Form 10-K, as well as in other filings the company makes with the Securities and Exchange Commission. Shareholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak

4

only as of the date on which they are made. The company undertakes no obligation to update publicly or revise any of the forward-looking statements.

Certain Non-GAAP Financial Information

In addition to disclosing financial results that are determined in accordance with accounting principles generally accepted in the United States (“GAAP”), the company also provides certain non-GAAP financial information. The company provides the following non-GAAP metrics: sales, gross profit, operating income (including by business segment), income before income taxes, provision for income taxes, consolidated net income, noncontrolling interests, net income attributable to shareholders, effective tax rate, and net income per share on a diluted basis. The foregoing non-GAAP measures are adjusted by certain of the following, as applicable: impact of changes in foreign currencies (referred to as “changes in foreign currencies” or “on a constant currency basis”) by re-translating prior-period results at current period foreign exchange rates; identifiable intangible asset amortization; restructuring, integration, and other; net gains (losses) on investments; inventory recoveries related to the wind down of a business within Global Components (“impact of wind down”); tax adjustments related to the wind down of a business; and employee severance and benefits costs not related to restructuring initiative presented in cost of sales. Management believes that providing this additional information is useful to better assess and understand the company’s operating performance and future prospects in the same manner as management, especially when comparing results with previous periods. Management typically monitors the business as adjusted for these items, in addition to GAAP results, to understand and compare operating results across accounting periods, for internal budgeting purposes, for short- and long-term operating plans, and to evaluate the company's financial performance. However, analysis of results on a non-GAAP basis should be used as a complement to, in conjunction with, and not as a substitute for, data presented in accordance with GAAP.

Contacts
Investors:	Michael Nelson,
Vice President, Investor Relations
720-654-9893

Media:	John Hourigan,
Vice President, Public Affairs and Corporate Marketing
303-824-4586

5

ARROW ELECTRONICS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands except per share data)

(Unaudited)

	Quarter Ended		Nine Months Ended
	October 3, 2026	September 27, 2025	October 3, 2026	September 27, 2025

Sales	$10,717,739	$7,712,541	$30,183,524	$22,106,505
Cost of sales	9,558,407	6,877,227	26,808,523	19,648,542
Gross profit	1,159,332	835,314	3,375,001	2,457,963
Operating expenses:
Selling, general, and administrative	688,168	587,866	2,032,447	1,751,172
Depreciation and amortization	35,873	32,793	107,525	103,765
Restructuring, integration, and other	5,034	35,648	65,837	74,880
	729,075	656,307	2,205,809	1,929,817
Operating income	430,257	179,007	1,169,192	528,146
Equity in earnings of affiliated companies	1,693	463	4,654	1,124
Gain on investments, net	2,893	4,859	9,145	108,975
Post-retirement expense	(999)	(664)	(2,960)	(1,950)
Interest and other financing expense, net	(40,138)	(54,875)	(125,919)	(171,340)
Income before income taxes	393,706	128,790	1,054,112	464,955
Provision for income taxes	75,175	19,528	226,716	88,807
Consolidated net income	318,531	109,262	827,396	376,148
Noncontrolling interests	156	69	1,204	(514)
Net income attributable to shareholders	$318,375	$109,193	$826,192	$376,662
Net income per share:
Basic	$6.25	$2.11	$16.14	$7.25
Diluted	$6.17	$2.09	$15.97	$7.19
Weighted-average shares outstanding:
Basic	50,953	51,695	51,195	51,935
Diluted	51,615	52,141	51,721	52,381

6

ARROW ELECTRONICS, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands except par value)

(Unaudited)

	October 3,	December 31,
	2026	2025

ASSETS
Current assets:
Cash and cash equivalents	$215,607	$306,467
Accounts receivable, net	33,259,191	19,738,666
Inventories	7,305,982	5,081,863
Other current assets	871,546	533,035
Total current assets	41,652,326	25,660,031
Property, plant, and equipment, at cost:
Land	5,691	5,691
Buildings and improvements	208,288	199,433
Machinery and equipment	1,721,665	1,715,415
	1,935,644	1,920,539
Less: Accumulated depreciation and amortization	(1,482,743)	(1,445,889)
Property, plant, and equipment, net	452,901	474,650
Investments in affiliated companies	61,852	59,315
Intangible assets, net	62,769	77,022
Goodwill	2,101,839	2,120,071
Other assets	715,608	687,049
Total assets	$45,047,295	$29,078,138
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$32,862,316	$17,383,796
Accrued expenses	1,710,636	1,461,261
Short-term borrowings, including current portion of long-term debt	110,497	341
Total current liabilities	34,683,449	18,845,398
Long-term debt	2,641,483	3,084,715
Other liabilities	460,659	489,326

Equity:
Shareholders’ equity:
Common stock, par value $1:
Authorized - 160,000 shares in both 2026 and 2025
Issued - 56,135 and 55,838 shares in 2026 and 2025, respectively	56,135	55,838
Capital in excess of par value	624,987	586,993
Treasury stock (5,577 and 4,768 shares in 2026 and 2025, respectively), at cost	(651,824)	(483,571)
Retained earnings	7,378,284	6,552,092
Accumulated other comprehensive loss	(219,014)	(126,640)
Total shareholders’ equity	7,188,568	6,584,712
Noncontrolling interests	73,136	73,987
Total equity	7,261,704	6,658,699
Total liabilities and equity	$45,047,295	$29,078,138

7

ARROW ELECTRONICS, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Quarter Ended
	October 3, 2026	September 27, 2025
Cash flows from operating activities:
Consolidated net income:	$318,531	$109,262
Adjustments to reconcile consolidated net income to net cash used for operations:
Depreciation and amortization	35,873	32,793
Amortization of stock-based compensation	11,563	(9,752)
Equity in earnings of affiliated companies	(1,693)	(463)
Deferred income taxes	(26,920)	(66)
Gain on investments, net	(2,781)	(5,540)
Other	(622)	225
Change in assets and liabilities:
Accounts receivable, net	(5,294,432)	(395,610)
Inventories	(1,375,531)	18,776
Accounts payable	5,788,135	(78,464)
Accrued expenses	228,429	(12,657)
Other assets and liabilities	(121,961)	59,812
Net cash used for operating activities	(441,409)	(281,684)
Cash flows from investing activities:
Acquisition of property, plant, and equipment	(26,877)	(30,276)
Net cash used for investing activities	(26,877)	(30,276)
Cash flows from financing activities:
Change in short-term and other borrowings	(7,076)	(444,953)
Proceeds from long-term bank borrowings, net	586,630	751,880
Proceeds from exercise of stock options	82	226
Repurchases of common stock	(99,306)	(630)
Net cash provided by financing activities	480,330	306,523
Effect of exchange rate changes on cash	(41,068)	(2,921)
Net decrease in cash and cash equivalents	(29,024)	(8,358)
Cash and cash equivalents at beginning of period	244,631	221,970
Cash and cash equivalents at end of period	$215,607	$213,612

8

ARROW ELECTRONICS, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Nine Months Ended
	October 3, 2026	September 27, 2025
Cash flows from operating activities:
Consolidated net income:	$827,396	$376,148
Adjustments to reconcile consolidated net income to net cash provided by (used for) operations:
Depreciation and amortization	107,525	103,765
Amortization of stock-based compensation	33,978	20,448
Equity in earnings of affiliated companies	(4,654)	(1,124)
Deferred income taxes	(14,517)	5,185
Loss on disposition of businesses, net	22,830	—
Gain on investments, net	(8,827)	(109,435)
Other	(795)	(77)
Change in assets and liabilities:
Accounts receivable, net	(13,633,334)	(2,292,091)
Inventories	(2,251,808)	65,225
Accounts payable	15,543,508	1,871,455
Accrued expenses	341,010	(94,367)
Other assets and liabilities	(385,620)	(81,033)
Net cash provided by (used for) operating activities	576,692	(135,901)
Cash flows from investing activities:
Acquisition of property, plant, and equipment	(80,123)	(73,873)
Proceeds from settlement of net investment hedges	—	24,858
Proceeds from sale of investments in equity securities	—	100,000
Net cash (used for) provided by investing activities	(80,123)	50,985
Cash flows from financing activities:
Change in short-term and other borrowings	186	9,852
Repayments of long-term bank borrowings, net	(336,540)	338,223
Redemption of notes	—	(350,000)
Proceeds from exercise of stock options	10,513	3,427
Repurchases of common stock	(174,453)	(110,779)
Other	(153)	(148)
Net cash used for financing activities	(500,447)	(109,425)
Effect of exchange rate changes on cash	(86,982)	219,146
Net (decrease) increase in cash and cash equivalents	(90,860)	24,805
Cash and cash equivalents at beginning of period	306,467	188,807
Cash and cash equivalents at end of period	$215,607	$213,612

9

ARROW ELECTRONICS, INC.

ECS Gross Billings

(In thousands)

(Unaudited)

Global Enterprise Computing Solutions - Gross Billings(1)
	Quarter Ended			Nine Months Ended
	October 3,	September 27,		October 3,	September 27,
	2026	2025	% Change	2026	2025	% Change
Gross billings:
Americas ECS	$2,907,324	$2,713,373	7%	$8,560,299	$7,564,869	13%
EMEA ECS	3,028,245	2,476,599	22%	9,664,888	7,404,025	31%
Global ECS	$5,935,569	$5,189,972	14%	$18,225,187	$14,968,894	22%

(1)	Refer to page 4 for discussion about key business metrics. Gross billings are not a substitute for revenue.

b

10

ARROW ELECTRONICS, INC.

NON-GAAP SALES RECONCILIATION

(In thousands)

(Unaudited)

	Quarter Ended
	October 3, 2026	September 27, 2025	% Change

Consolidated sales, as reported	$10,717,739	$7,712,541	39.0%
Impact of changes in foreign currencies	—	(10,324)
Consolidated sales, constant currency	$10,717,739	$7,702,217	39.2%

Global Components sales, as reported	$7,942,592	$5,556,392	42.9%
Impact of changes in foreign currencies	—	4,146
Global Components sales, constant currency	$7,942,592	$5,560,538	42.8%

Americas Components sales, as reported	$2,703,157	$1,708,840	58.2%
Impact of changes in foreign currencies	—	114
Americas Components sales, constant currency	$2,703,157	$1,708,954	58.2%

EMEA Components sales, as reported	$2,036,976	$1,443,607	41.1%
Impact of changes in foreign currencies	—	(12,050)
EMEA Components sales, constant currency	$2,036,976	$1,431,557	42.3%

Asia Components sales, as reported	$3,202,459	$2,403,945	33.2%
Impact of changes in foreign currencies	—	16,082
Asia Components sales, constant currency	$3,202,459	$2,420,027	32.3%

Global ECS sales, as reported	$2,775,147	$2,156,149	28.7%
Impact of changes in foreign currencies	—	(14,470)
Global ECS sales, constant currency	$2,775,147	$2,141,679	29.6%

Americas ECS sales, as reported	$1,300,944	$1,021,950	27.3%
Impact of changes in foreign currencies	—	(1,104)
Americas ECS sales, constant currency	$1,300,944	$1,020,846	27.4%

EMEA ECS sales, as reported	$1,474,203	$1,134,199	30.0%
Impact of changes in foreign currencies	—	(13,366)
EMEA ECS sales, constant currency	$1,474,203	$1,120,833	31.5%

11

ARROW ELECTRONICS, INC.

NON-GAAP SALES RECONCILIATION

(In thousands)

(Unaudited)

	Nine Months Ended
	October 3, 2026	September 27, 2025	% Change

Consolidated sales, as reported	$30,183,524	$22,106,505	36.5%
Impact of changes in foreign currencies	—	356,672
Consolidated sales, constant currency	$30,183,524	$22,463,177	34.4%

Global Components sales, as reported	$21,948,552	$15,619,012	40.5%
Impact of changes in foreign currencies	—	217,692
Global Components sales, constant currency	$21,948,552	$15,836,704	38.6%

Americas Components sales, as reported	$7,469,825	$4,984,932	49.8%
Impact of changes in foreign currencies	—	905
Americas Components sales, constant currency	$7,469,825	$4,985,837	49.8%

EMEA Components sales, as reported	$5,740,939	$4,210,552	36.3%
Impact of changes in foreign currencies	—	176,167
EMEA Components sales, constant currency	$5,740,939	$4,386,719	30.9%

Asia Components sales, as reported	$8,737,788	$6,423,528	36.0%
Impact of changes in foreign currencies	—	40,620
Asia Components sales, constant currency	$8,737,788	$6,464,148	35.2%

Global ECS sales, as reported	$8,234,972	$6,487,493	26.9%
Impact of changes in foreign currencies	—	138,980
Global ECS sales, constant currency	$8,234,972	$6,626,473	24.3%

Americas ECS sales, as reported	$3,621,507	$2,984,638	21.3%
Impact of changes in foreign currencies	—	3,445
Americas ECS sales, constant currency	$3,621,507	$2,988,083	21.2%

EMEA ECS sales, as reported	$4,613,465	$3,502,855	31.7%
Impact of changes in foreign currencies	—	135,535
EMEA ECS sales, constant currency	$4,613,465	$3,638,390	26.8%

12

ARROW ELECTRONICS, INC.

NON-GAAP EARNINGS RECONCILIATION

(In thousands except per share data)

(Unaudited)

1

Three months ended October 3, 2026
	Reported	Intangible	Restructuring,	Impact of	Non
	GAAP	amortization	Integration	Wind	recurring		Non-GAAP
	measure	expense	and other	Down(1)	tax items	Other(2)	measure
Operating income	$430,257	$4,745	$5,034	$(3,939)	$—	$—	$436,097
Income before income taxes	393,706	4,745	5,034	(3,939)	—	(2,893)	396,653
Provision for income taxes	75,175	1,160	1,083	(1,246)	—	(695)	75,477
Consolidated net income	318,531	3,585	3,951	(2,693)	—	(2,198)	321,176
Net income attributable to shareholders	$318,375	$3,585	$3,951	$(2,693)	$—	$(2,198)	$321,020
Net income per diluted share (5)	$6.17	$0.07	$0.08	$(0.05)	$—	$(0.04)	$6.22
Effective tax rate (6)	19.1%						19.0%

Three months ended September 27, 2025
	Reported	Intangible	Restructuring,	Impact of	Non
	GAAP	amortization	Integration	Wind	recurring		Non-GAAP
	measure	expense	and other	Down(1)	tax items(3)	Other(2)	measure
Operating income	$179,007	$4,766	$35,648	$(1,989)	$—	$—	$217,432
Income before income taxes	128,790	4,766	35,648	(1,989)	—	(4,859)	162,356
Provision for income taxes	19,528	1,162	9,302	(629)	8,359	(1,166)	36,556
Consolidated net income	109,262	3,604	26,346	(1,360)	(8,359)	(3,693)	125,800
Net income attributable to shareholders	$109,193	$3,604	$26,346	$(1,360)	$(8,359)	$(3,693)	$125,731
Net income per diluted share (5)	$2.09	$0.07	$0.51	$(0.03)	$(0.16)	$(0.07)	$2.41
Effective tax rate (6)	15.2%						22.5%

13

ARROW ELECTRONICS, INC.

NON-GAAP EARNINGS RECONCILIATION

(In thousands except per share data)

(Unaudited)

Nine months ended October 3, 2026
	Reported	Intangible	Restructuring,	Impact of	Non
	GAAP	amortization	Integration	Wind	recurring		Non-GAAP
	measure	expense	and other	Down(1)	tax items	Other(2)	measure
Operating income	$1,169,192	$14,263	$65,837	$(9,157)	$—	$—	$1,240,135
Income before income taxes	1,054,112	14,263	65,837	(9,157)	—	(9,145)	1,115,910
Provision for income taxes	226,716	3,486	17,117	(2,897)	(1,230)	(2,196)	240,996
Consolidated net income	827,396	10,777	48,720	(6,260)	1,230	(6,949)	874,914
Noncontrolling interests	1,204	—	—	—	—	—	1,204
Net income attributable to shareholders	$826,192	$10,777	$48,720	$(6,260)	$1,230	$(6,949)	$873,710
Net income per diluted share (5)	$15.97	$0.21	$0.94	$(0.12)	$0.02	$(0.13)	$16.89
Effective tax rate (6)	21.5%						21.6%

Nine months ended September 27, 2025
	Reported	Intangible	Restructuring,	Impact of	Non
	GAAP	amortization	Integration	Wind	recurring		Non-GAAP
	measure	expense	and other	Down(1)	tax items(3)	Other(4)	measure
Operating income	$528,146	$14,996	$74,880	$(6,628)	$—	$172	$611,566
Income before income taxes	464,955	14,996	74,880	(6,628)	—	(108,803)	439,400
Provision for income taxes	88,807	3,686	19,400	(2,099)	8,143	(26,102)	91,835
Consolidated net income	376,148	11,310	55,480	(4,529)	(8,143)	(82,701)	347,565
Noncontrolling interests	(514)	156	—	—	—	—	(358)
Net income attributable to shareholders	$376,662	$11,154	$55,480	$(4,529)	$(8,143)	$(82,701)	$347,923
Net income per diluted share (5)	$7.19	$0.21	$1.06	$(0.09)	$(0.16)	$(1.58)	$6.64
Effective tax rate (6)	19.1%						20.9%

1

(1) Includes recoveries of inventory related to the wind down of a business.

(2) Other includes gain on investments, net.

(3) Includes impacts from tax settlements related to U.S. federal tax law changes enacted as part of the 2017 Tax Cuts and Jobs Act.

(4) Other includes gain on investments, net and employee severance and benefits costs not related to restructuring initiative presented in cost of sales.

(5) The sum of the components for non-GAAP diluted EPS, as adjusted may not agree to totals, as presented, due to rounding.

(6)  The items as shown in this table, represent the reconciling items for the tax rate as reported and as a non-GAAP measure.

14

ARROW ELECTRONICS, INC.

SEGMENT INFORMATION

(In thousands)

(Unaudited)

	Quarter Ended		Nine Months Ended
	October 3,	September 27,	October 3,	September 27,
	2026	2025	2026	2025
Sales:
Global Components	$7,942,592	$5,556,392	$21,948,552	$15,619,012
Global ECS	2,775,147	2,156,149	8,234,972	6,487,493
Consolidated	$10,717,739	$7,712,541	$30,183,524	$22,106,505
Operating income:
Global Components (a)	$413,032	$197,355	$1,172,826	$555,548
Global ECS (b)	98,218	63,744	287,331	238,027
Segment operating income	$511,250	$261,099	$1,460,157	$793,575
Corporate operating expenses (c)	(80,993)	(82,092)	(290,965)	(265,429)
Consolidated	$430,257	$179,007	$1,169,192	$528,146

(a)	Global Components operating income includes $3.9 million and $9.2 million in inventory recoveries related to the wind down of a business for the third quarter and first nine months of 2026, respectively, and $2.0 million and $6.6 million in inventory recoveries related to the wind down of a business for the third quarter and first nine months of 2025, respectively.
(b)	Global ECS operating income includes costs related to the underperformance of certain non-cancellable multi-year purchase obligations, where the quarterly fee was in excess of the margin realized, in the amount of $3.8 million and $52.1 million for the third quarter and first nine months of 2026, respectively, and $12.6 million and $18.3 million, for the third quarter and first nine months of 2025, respectively.
(c)	Corporate unallocated operating expenses includes restructuring, integration, and other charges of $5.0 million and $65.8 million for the third quarter and first nine months of 2026, respectively, and $35.6 million and $74.9 million for the third quarter and first nine months of 2025, respectively.

15

ARROW ELECTRONICS, INC.

NON-GAAP SEGMENT RECONCILIATION

(In thousands)

(Unaudited)

	Quarter Ended		Nine Months Ended
	October 3,	September 27,	October 3,	September 27,
	2026	2025	2026	2025
Global Components gross profit, as reported	$878,761	$609,101	$2,542,012	$1,755,500
Impact of wind down to inventory	(3,939)	(1,989)	(9,157)	(6,628)
Other	—	—	—	172
Global Components non-GAAP gross profit	$874,822	$607,112	$2,532,855	$1,749,044
Global Components gross profit as a percentage of sales, as reported	11.1%	11.0%	11.6%	11.2%
Global Components non-GAAP gross profit as a percentage of sales	11.0%	10.9%	11.5%	11.2%

Global ECS gross profit, as reported	$280,571	$226,213	$832,989	$702,463
Global ECS gross profit as a percentage of sales, as reported	10.1%	10.5%	10.1%	10.8%

	Quarter Ended		Nine Months Ended
	October 3,	September 27,	October 3,	September 27,
	2026	2025	2026	2025
Global Components operating income, as reported	$413,032	$197,355	$1,172,826	$555,548
Intangible assets amortization expense	3,817	3,838	11,478	12,221
Impact of wind down to inventory	(3,939)	(1,989)	(9,157)	(6,628)
Other	—	—	—	172
Global Components non-GAAP operating income	$412,910	$199,204	$1,175,147	$561,313
Global Components operating income as a percentage of sales, as reported	5.2%	3.6%	5.3%	3.6%
Global Components non-GAAP operating income as a percentage of sales	5.2%	3.6%	5.4%	3.6%

Global ECS operating income, as reported	$98,218	$63,744	$287,331	$238,027
Intangible assets amortization expense	928	928	2,785	2,775
Global ECS non-GAAP operating income	$99,146	$64,672	$290,116	$240,802
Global ECS operating income as a percentage of sales, as reported	3.5%	3.0%	3.5%	3.7%
Global ECS non-GAAP operating income as a percentage of sales	3.6%	3.0%	3.5%	3.7%

14

NON-GAAP SEGMENT RECONCILIATIONS

16